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                            MARKET STREET FUND, INC.


                         SUPPLEMENT DATED APRIL 17, 2000
                    TO THE PROSPECTUS DATED FEBRUARY 24, 2000


This supplement describes certain changes to your shares in the All Pro Large Cap Value Portfolio issued by Market Street Fund, Inc.


CHANGE IN SUBADVISER

On or about April 3, 2000, Sanford C. Bernstein & Company, Inc. ("Bernstein") replaced Harris Associates, Inc. as a subadviser to the All Pro Large Cap Value Portfolio. From its investment advisory fees, Market Street Investment Management Company pays Bernstein a monthly fee based on the average daily net assets of the Portfolio managed by Bernstein at the following annual rates:


Annual Rate                         Average Daily Net Assets
-----------                         ------------------------

  0.60%.............................of the first $10,000,000
  0.50%.............................of the next $15,000,000
  0.40%.............................of the next $25,000,000
  0.30%.............................of the next $50,000,000
  0.25%.............................of the next $50,000,000
  0.225%............................of the next $50,000,000
  0.20%.............................of the next $50,000,000
  0.175%............................of the next $50,000,000
  0.15%.............................of amounts in excess of $300,000,000

Bernstein has over 30 years of experience in managing money for institutional clients and high net worth individuals. Bernstein, which is located at 767 Fifth Avenue, New York, New York 10153, currently manages over $87.8 billion in assets.

Bernstein's following investment professionals have served as portfolio managers since March 24, 2000: (1) Marilyn G. Fedak, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Bernstein since 1972; has managed portfolio investments since 1976; joined Bernstein in 1984; B.A., Smith College; M.B.A., Harvard Business School; and (2) Steven Pisarkiewicz, with Bernstein since 1989; Senior Portfolio Manager since 1997; B.S., University of Missouri; M.B.A., University of California at Berkeley.

  This supplement should be retained with the prospectus for future reference.